September 1, 2017

PROSPECTUS

US Market Rotation Strategy ETF

NYSE Arca Ticker: HUSE

EcoLogical Strategy ETF

NYSE Arca Ticker: HECO

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY – US MARKET ROTATION STRATEGY ETF	2
FUND SUMMARY – ECOLOGICAL STRATEGY ETF	8
PURCHASING AND SELLING FUND SHARES	19
DISTRIBUTION OF THE FUNDS	22
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	22
MANAGEMENT OF THE FUNDS	22
DIVIDENDS AND DISTRIBUTIONS	23
TAX CONSEQUENCES	24
FINANCIAL HIGHLIGHTS	26
PRIVACY NOTICE	28
PREMIUM/DISCOUNT INFORMATION	30

Fund Summary - US MARKET ROTATION STRATEGY ETF

Investment Objective: The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you purchase or sell shares of the Fund in the secondary market through your financial institution, your financial institution may assess brokerage commissions or other charges to process the transactions.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses	2.01%
Acquired Fund Fees and Expenses(1)	0.27%
Total Annual Operating Expenses	2.88%
Fee Waiver/Expense Reimbursement(2)	(1.66)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.22%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)	Rational Advisors, Inc. (“Advisor”) has contractually agreed to reduce its fees and/or reimburse the Fund’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.95% of the Fund’s average annual daily net assets until August 31, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of waiver and the expense limits in effect at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$124	$735	$1,371	$3,085

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 2,875% of the average value of its portfolio for the fiscal year ending April 30, 2017.

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Principal Investment Strategy

The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal conditions, will invest primarily in U.S. common stock, exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in securities of U.S. companies or in other investment companies that principally invest in such securities. The Fund may also invest in foreign companies traded on a U.S. exchange (including American Depositary Receipts). The Fund’s portfolio is composed of two components: (i) the common stock component and (ii) the tactical component. The Fund’s assets may be invested in either of these two components without limit.

The Common Stock Component.

The Common Stock Component of the Fund’s portfolio will invest in companies within each of the large-cap, mid-cap and small-cap U.S. equity segments (each a “Market Segment”) that operate in each of the ten (10) sectors represented in the S&P Composite 1500®. A sector is a large grouping of companies operating within the market that share similar characteristics. The ten (10) sectors comprising the S&P Composite 1500® are: utilities, consumer staples, information technology, healthcare, financials, energy, consumer discretionary, materials, industrials, and telecommunications services (“Sectors”). The S&P Composite 1500 is comprised of the S&P 500®, the S&P MidCap 400® and S&P SmallCap 600®.

As market conditions change, the Fund intends to rotate the investment focus of the Fund so as to overweight its portfolio in companies comprising those Market Segments and Sectors that the Advisor believes offer the greatest potential for capital appreciation in the given market environment and underweight its portfolio in those Market Segments and Sectors that the Advisor believes offer the least potential for capital appreciation in that same market environment. If the Fund’s portfolio allocation to a particular Market Segment or Sector exceeds that Market Segment’s or Sector’s current weighting in the S&P Composite 1500, then the Fund will be “overweighting” that Market Segment or Sector. Similarly, if the Fund’s portfolio allocation to a specific Market Segment or Sector is less than that Market Segment’s or Sector’s current weighting in the S&P Composite 1500, then the Fund will be “underweighting” that Market Segment or Sector. The Advisor believes that these adjustments, collectively, will position the Fund for continued capital appreciation in the new market environment.

The Common Stock of the Fund’s portfolio is created using two proprietary quantitative strategies. The first strategy identifies and evaluates various factors including value, momentum, smart money (ex. tracking insider and institutional buying and selling), profitability, trading friction (ex. volume, price and beta) and growth. The second strategy utilizes a multi-factor model which analyze earnings, technical factors, valuations and industry leadership.

The Advisor retains a broad mandate and discretion to invest in companies consistent with its evaluation of the capital appreciation potential of the Market Segments and Sectors. The strategy of overweighting and underweighting Sectors to maximize opportunities for capital appreciation may result in the Fund investing greater than 25% of its total assets in the equity securities of companies operating in one or more Sectors. Sectors are comprised of multiple individual industries. The Fund will not invest more than 25% of its total assets in an individual industry.

Both in current market conditions and, more importantly, over longer time periods, the Advisor believes that investing in companies consistent with its ongoing evaluation of the capital appreciation potential of the Market Segments and Sectors is intrinsic to maximizing performance in the domestic equity markets.

The Tactical Component

The Tactical Component of the Fund’s portfolio invests in actively managed or index equity-based ETFs and ETNs. This portion of the Fund’s portfolio may also invest in treasury, fixed income, volatility and commodity ETFs and ETNs. The Fund may invest in fixed income ETFs and ETNs that principally invest in investment grade securities of any duration or maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price. The goal of this component of the Fund’s portfolio is to be opportunistic during market rallies and move into defensive positions during market declines though the use of three tactical strategies:

•	Trend Following---The trend following models seeks to identify strong sectors to buy and weak sectors to sell. Trend following is based on the idea that strong areas of the market will remain strong and weak areas will remain weak.

•	Mean Reversion---The mean reversion models look for strong sectors that appear overbought to sell and weak sectors that appear oversold to buy. Mean reversion is based on the idea that market sectors often become overextended on the upside and downside before ultimately snapping back to equilibrium.
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•	Intermarket Analysis---These models will analyze market sectors that are correlated or uncorrelated and look for divergences. These divergences often signal major market turning points.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate. Under certain market conditions, the Fund’s turnover may very high and considerably higher than that of other funds.

Commodities Risk. Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares..
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.
▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.
▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

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ETN Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Large-Cap Stock Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time.

Mid/Small-Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Sector Risk. If the Fund focuses its investments within a particular Sector, it is subject to increased risk. Performance will generally depend on the performance of the Sector, which may differ in direction and degree from that of the overall U.S. stock markets. In addition, financial, economic, business and political developments affecting the Sector may have a greater effect on the Fund than they would if the Fund did not focus on that Sector.

Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Underlying Fund Risk. Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Performance: Bar Chart and Average Annual Total Return Table: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.    How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated performance information will be available at www.strategysharesetfs.com, or by calling (855) 4SS-ETFS or (855) 477-3837.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 10.55% (quarter ended March 31, 2013), and the lowest return for a quarter was (5.45%) (quarter ended September 30, 2015).

The Fund’s year-to-date return as of June 30, 2017 was 5.10%.

	Average Annual Total Return Table (for the periods ended December 31, 2016)

	1 Year	Since Inception (7/23/12)
US Market Rotation Strategy ETF
Returns before taxes	6.95%	13.44%
Returns after taxes on distributions(1)	4.05%	12.15%
Returns after taxes on distributions and sales of Fund Shares(1)	5.53%	10.52%
S&P Composite 1500 Index® (reflects no deduction for fees, expenses or taxes)	13.03%	14.68%

(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Tuttle Tactical Management, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Matthew B. Tuttle, CFP, the Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Tuttle has served as portfolio manager since 2016.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares on the NYSE Arca, Inc. (“Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund only offers and redeems shares on a continuous basis at NAV in large blocks of shares, currently 25,000 shares (“Creation Unit”). Generally, Creation Units are offered and redeemed on an in-kind basis. Except under limited circumstances, purchasers will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will receive an in-kind transfer of specified securities (“Redemption Instruments”). If there is a difference between the net asset value of a Creation Unit being purchased or redeemed and the Deposit Instruments or Redemption Instruments exchanged for the Creation Unit, the party conveying the instruments with the lower value will also pay to the other an amount in cash equal to that difference.

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Tax Information: The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (IRA) or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: ECOLOGICAL STRATEGY ETF

Investment Objective: The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you purchase or sell shares of the Fund in the secondary market through your financial institution, your financial institution may assess brokerage commissions or other charges to process the transactions.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses	2.27%
Total Annual Operating Expenses	2.87%
Fee Waiver/Expense Reimbursement(1)	(1.92)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.95%
(1)	Rational Advisors, Inc. (“Advisor”) has contractually agreed to reduce its fees and/or reimburse the Fund’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.95% of the Fund’s average annual daily net assets until August 31, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of waiver and the expense limits in effect at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contracted period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$707	$1,343	$3,056

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 70% of the average value of its portfolio for the fiscal year ending April 30, 2017.

Principal Investment Strategy

The Fund is an actively managed exchange-traded fund (“ETF”) and, under normal conditions, will invest at least 80% of its net assets (plus borrowings for investment purposes) in the exchange-listed equity securities of ecologically-focused companies.

The Fund will primarily invest (at least 65% of total assets) in the U.S. exchange-listed common stock of ecologically-focused companies organized in the U.S. (“U.S. Companies”). The Fund, however, may also invest up to 35% of total assets in the exchange-listed common stock (or the equivalent thereof) and sponsored American Depositary Receipts (“ADRs”) of ecologically-focused companies organized outside the U.S. (“Foreign Companies”). Sponsored ADRs are securities issued by a U.S. bank or trust company with the cooperation of a foreign company evidencing ownership of underlying securities issued by that foreign company. The Fund may invest in companies of all sizes.

The Advisor will apply the following ecologically-focused criteria to identify the equity securities of U.S. and Foreign Companies. Ecologically-focused companies are companies that have positioned their business to respond to increased environmental legislation, cultural shifts towards environmentally conscious consumption, and capital investments in environmentally oriented projects. These companies include, but are not limited to, all U.S. and Foreign Companies that are components of one or more well-recognized environmentally-focused indices (such as the Dow Jones Sustainability Indexes and the MSCI Global Green Building Index).

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The Fund will also invest in ecologically-focused companies which are not included in a well-recognized environmentally-focused index but generate at least ⅓ of their revenues from activities aligned with one or more of the following environmental themes (“Environmental Themes”):

•         Alternative renewable power such as solar, wind, geothermal, hydro or biomass;

•         Alternative renewable fuel such as biofuel, biomass or hydrogen;

•         Alternative engines such as electric, flywheel or micro turbines;

•         Energy efficiency such as energy efficient building materials, power, lighting, heating, or fuel;

•         Resource conservation/healthier use of resources such as recycling or renewable materials; and

•         Healthy lifestyle such as pollution control or organic foods.

A company that is not included in a well-recognized environmentally-focused index or does not generate 1/3 of its revenue from activities aligned with one or more Environmental Themes shall also be considered an ecologically-focused company if the Advisor believes that environmentally conscious trends such as a stronger demand for chemical-free cleaning and farming, recycling, alternative fuel and energy, energy efficiency, pollution control, or environmental cleanup/restoration will positively impact that company’s future revenue (“Environmentally Conscious Companies”). Ecologically-focused companies also include those companies that the Advisor believes demonstrate sustainable environmental practices (“Other Environmental Companies”). Sustainable environmental practices include, but are not limited to, demonstrated progress in:

  Improving energy and resource efficiency;
  Reducing emissions from business operations;
  Financial and operational support of renewable materials and less polluted energy sources; or
  Using or promoting the use of efficient buildings (measured by such labels as LEED or Energy Star).

The Fund’s investment in the securities of Environmentally Conscious Companies and Other Environmental Companies will be limited to 10% of the Fund’s total assets.

The strategy of investing in ecologically-focused companies may result in the Fund investing greater than 25% of its total assets in one or more market sectors (“Sectors”). A Sector is a large grouping of companies operating within the market that share similar characteristics. The ten most commonly recognized market Sectors are: utilities, consumer staples, information technology, healthcare, financials, energy, consumer discretionary, materials, industrials, and telecommunication services. Sectors are comprised of multiple individual industries. The Fund will not invest more than 25% of its total assets in an individual industry as defined by the Standard Industrial Classification Codes utilized by the Division of Corporation Finance of the U.S. Securities and Exchange Commission.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective.  Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund.  These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Ecological Investment Risk. The Fund’s ecological investment criteria limit the types of investments the Fund may make. This could cause the Fund to underperform other funds that do not have an ecological focus.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that
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can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares..

o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.
▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.
▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

Foreign Custodial Services Risk. Custodial services are generally more expensive in foreign jurisdictions than in the U.S. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the U.S., it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Growth Investing Risk. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Large-Cap Stock Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time.

Mid/Small-Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Sector Risk. If the Fund focuses within a particular Sector, it is subject to increased risk. Performance will generally depend on the performance of the Sector, which may differ in direction and degree from that of the overall U.S. stock markets. In addition, financial, economic, business and political developments affecting the Sector may have a greater effect on the Fund than they would if the Fund did not focus on that Sector.

Performance: Bar Chart and Average Annual Total Return Table

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.    How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at www.strategysharesetfs.com or by calling (855) 4SS-ETFS or (855) 477-3837.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 8.47% (quarter ended September 30, 2013), and the lowest return for a quarter was (6.19%) (quarter ended September 30, 2015).

The Fund’s year-to-date return as of June 30, 2017 was 10.37%.

	Average Annual Total Return Table (for the periods ended December 31, 2016)

	1 Year	Since Inception (6/18/12)
EcoLogical Strategy ETF
Returns before taxes	12.76%	12.61%
Returns after taxes on distributions(1)	10.30%	11.67%
Returns after taxes on distributions and sales of Fund Shares(1)	9.25%	10.01%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses or taxes)	10.22%	13.65%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	7.86%	9.48%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

The Fund has changed the benchmark index used to compare the Fund’s performance from the MSCI KLD 400 Social Index to the MSCI ACWI Index as it was determined that the MSCI ACWI Index is the appropriate broad based securities market index to compare the Fund’s performance.

Advisor: The Fund’s investment advisor is Rational Advisors, Inc.

Portfolio Manager: David Miller, a senior portfolio manager of the Advisor, serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller has served as a Portfolio Manager of the Fund since 2016.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares on the NYSE Arca, Inc. (“Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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The Fund only offers and redeems shares on a continuous basis at NAV in large blocks of shares, currently 25,000 shares (“Creation Unit”). Creation Units are available for purchase and redemption on each Business Day. Generally, Creation Units are offered and redeemed on an in-kind basis. Except under limited circumstances, purchasers will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will receive an in-kind transfer of specified securities (“Redemption Instruments”). If there is a difference between the net asset value of a Creation Unit being purchased or redeemed and the Deposit Instruments or Redemption Instruments exchanged for the Creation Unit, the party conveying the instruments with the lower value will also pay to the other an amount in cash equal to that difference.

Tax Information: The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (IRA) or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ notice if the Board decides to change a Fund’s investment objective or the US Market Rotation Strategy ETF’s policy to invest, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes in securities of U.S. companies or in other investment companies that principally invest in such securities.

Fund	Investment Objective
US Market Rotation Strategy ETF	The Fund’s investment objective is to seek capital appreciation.
EcoLogical Strategy ETF	The Fund’s investment objective is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for each Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that a Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at (855) 4SS-ETFS or (855) 477-3837or visit the Funds’ website at www.strategysharesetfs.com.

US Market Rotation Strategy ETF

The Fund is an actively managed exchange-traded fund that, under normal conditions, will invest primarily in U.S. common stock, exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in securities of U.S. companies or in other investment companies that principally invest in such securities. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States. The Fund may also invest in foreign companies traded on a U.S. exchange (including American Depositary Receipts). The Fund’s 80% investment policy is not fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders. The Fund’s portfolio is composed of two components: (i) the common stock component and (ii) the tactical component. The Fund’s assets may be invested in either of these two components without limit.

The Common Stock Component

The Common Stock Component of the Fund’s portfolio will invest in companies within each of the large-cap, mid-cap and small-cap U.S. equity market segments (each a “Market Segment”). The large-cap segment is represented by companies comprising the S&P 500®, the mid-cap segment is represented by companies comprising the S&P MidCap 400® and the small-cap segment is represented by the companies comprising the S&P SmallCap 600®.

The Fund will invest in companies operating in each of the ten (10) sectors represented in the S&P Composite 1500®. A sector is a large grouping of companies operating within the market that share similar characteristics. The ten (10) sectors comprising the S&P Composite 1500® are: utilities, consumer staples, information technology, healthcare, financials, energy, consumer discretionary, materials, industrials, and telecommunication services (“Sectors”). The S&P Composite 1500 is comprised of the S&P 500®, the S&P MidCap 400® and S&P SmallCap 600®.

As market conditions change, the Fund intends to rotate the investment focus of the Fund so as to overweight its portfolio in companies comprising those Market Segments and Sectors that the Advisor believes offer the greatest potential for capital appreciation in the given market environment and underweight its portfolio in those Market Segments and Sectors that the Advisor believes offer the least potential for capital appreciation in that same market environment. If the Fund’s portfolio allocation to a particular Market Segment or Sector exceeds that Market Segment’s or Sector’s current weighting in the S&P Composite 1500, then the Fund will be “overweighting” that Market Segment or Sector. Similarly, if the Fund’s portfolio allocation to a specific

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Market Segment or Sector is less than that Market Segment’s or Sector’s current weighting in the S&P Composite 1500, then the Fund will be “underweighting” that Market Segment or Sector. The Advisor believes that these adjustments, collectively, will position the Fund for continued capital appreciation in the new market environment.

The Common Stock Component of the Fund’s portfolio is created using two proprietary quantitative strategies. The first strategy identifies and evaluates various factors including value, momentum, smart money (ex. tracking insider and institutional buying and selling), profitability, trading friction (ex. volume, price and beta) and growth. The second strategy utilizes a multi-factor model which analyze earnings, technical factors, valuations and industry leadership.

The Advisor retains a broad mandate and discretion to invest in companies consistent with its evaluation of the capital appreciation potential of the Market Segments and Sectors. The strategy of overweighting and underweighting Sectors to maximize opportunities for capital appreciation may result in the Fund investing greater than 25% of its total assets in the equity securities of companies operating in one or more Sectors.

Sectors are comprised of multiple individual industries. The Fund will not invest more than 25% of its total assets in an individual industry.

Both in current market conditions and, more importantly, over longer time periods, the Advisor believes that investing in companies consistent with its ongoing evaluation of the capital appreciation potential of the Market Segments and Sectors is intrinsic to maximizing performance in the domestic equity markets.

The Tactical Component

The Tactical Component of the Fund’s portfolio invests in actively managed or index equity-based ETFs and ETNs. This portion of the Fund’s portfolio may also invest in treasury, fixed income, volatility and commodity ETFs and ETNs. The Fund may invest in fixed income ETFs and ETNs that principally invest in investment grade securities of any duration or maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price. The goal of this component of the Fund’s portfolio is to be opportunistic during market rallies and move into defensive positions during market declines though the use of three tactical strategies:

•	Trend Following---The trend following models seeks to identify strong sectors to buy and weak sectors to sell. Trend following is based on the idea that strong areas of the market will remain strong and weak areas will remain weak.

•	Mean Reversion---The mean reversion models look for strong sectors that appear overbought to sell and weak sectors that appear oversold to buy. Mean reversion is based on the idea that market sectors often become overextended on the upside and downside before ultimately snapping back to equilibrium.

•	Intermarket Analysis---These models will analyze market sectors that are correlated or uncorrelated and look for divergences. These divergences often signal major market turning points.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

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EcoLogical Strategy ETF

Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the exchange-listed securities of ecologically-focused companies. The Fund must provide shareholders with 60 days’ prior written notice if it changes this 80% policy.

Ecologically-focused companies are companies:

  that are included in one or more well-recognized environmentally-focused indices; or
  that generate at least ⅓ of revenues from activities aligned with one or more Environmental Themes; or
  whose future revenue the Advisor believes will be positively impacted by environmentally conscious trends (such as stronger demand for chemical-free cleaning and farming and recycling); or
  that have sustainable environmental practices (such as improving energy efficiency and reducing emissions from business operations).

The Advisor will review company fundamentals and the composition of recognized environmentally-focused indices to identify a universe of ecologically-focused companies. Company fundamentals include factors reflective of a company’s financial condition including balance sheets and income statements, asset history, product or service development and management productivity. The Advisor also will examine annual sustainability reports from companies as well as supplemental disclosures regarding environmental practices within corporate investor relations materials.

The Advisor will focus on ecologically-focused companies that it believes have better than average potential for growth in sales and profits. Historical financial statements (income, balance sheet, cash flow) will serve as quantitative guides in the selection process. Qualitative reviews of a company's competitive position and target market potential also will influence portfolio decisions. The Fund will, under most market conditions, include a blend of growth or cyclical stocks held for price appreciation potential and dividend growth stocks held for their potential to deliver a growing stream of income. Growth stocks are shares in a company whose earnings are expected to grow at an above-average rate relative to the market. Cyclical stocks are shares in a company that rise quickly when economic growth is strong and fall rapidly when growth is slowing down.

Factors regarding valuation such as price to sales ratios, price to earnings ratios and price to book ratios will influence the size of the Fund’s position in each company.

PRINCIPAL INVESTMENT RISKS

All ETFs carry a certain amount of risk.  As with any ETF, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money.  Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.  An investment in the Fund is not a complete investment program. The following chart summarizes the principal risks of each Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

	US Market Rotation Strategy ETF	EcoLogical Strategy ETF
Active Trading Risk	X
Currency Risk		X
Commodity Risk	X
Ecological Investment Risk		X
Equity Securities Risk	X	X
ETF Structure Risk	X	X
ETN Risk	X
Fixed Income Risk	X
Foreign Custodial Services Risk		X
Foreign Investment Risk	X	X
Growth Investing Risk		X
Investment Style Risk	X	X
Large-Cap Stock Risk	X	X
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Management Risk	X	X
Market Risk	X	X
Mid/Small-Cap Stock Risk	X	X
Sector Risk	X	X
Treasury Obligations Risk	X
Underlying Fund Risk	X

Active Trading Risk. Active trading will cause a Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains for its shareholders, which are taxed at a higher rate than longer-term gains. Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on a Fund’s performance.

Commodity Risk: The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Currency Risk. A Fund’s investment in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of a Fund.

Ecological Investment Risk. A Fund’s ecological investment criteria could cause it to underperform funds that do not maintain ecological investment criteria. In order to comply with its ecological investment criteria, a Fund may be required to forego advantageous investment opportunities or sell investments at inappropriate times. A Fund’s ecological investment criteria may result in the Fund investing in industry sectors that are not performing as well as others.

Equity Securities Risk. Equity securities include common stocks. Common stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of a Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested declines or if overall market and economic conditions deteriorate. A Fund that invests in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace. The Funds will maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects a Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

o    Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

o    Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

o    Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time.

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Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.
▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.
▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

ETN Risk. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN's returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate ("reference instrument") to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Because the return on the ETN is dependent on the issuer's ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer's credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Custodial Services Risk. Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment Risk. Investing in the securities of Foreign Companies, including ADRs, involves a greater degree and variety of risk than investing in U.S. Companies. A Fund investing in the securities of Foreign Companies may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair the Fund’s ability to bring its capital or income back to the U.S. Finally, the value of securities issued by Foreign Companies may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign Companies may also receive less coverage than U.S. Companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

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Growth Investing Risk. Due to their relatively high valuations, a Fund’s investments in growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Investment Style Risk. The particular type of investments in which a Fund focuses (such as large-capitalization stocks or growth stocks) may underperform other asset classes or the overall market. Individual market segments such as the large-cap, mid-cap and small-cap U.S. equity market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Large-Cap Stock Risk. The investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Management Risk. A Fund’s ability to achieve its investment objectives depends on the Advisor’s ability to successfully implement the Fund’s investment strategies. The Advisor’s quantitative strategies could be incorrect with respect to economic trends, sectors, individual companies and other investment related matters. As a result, a Fund could under perform other investment vehicles with similar investment objectives.

Market Risk. The market value of a Fund’s portfolio security may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, Sector or the market as a whole. This volatility may cause the value of your investment in a Fund to decline.

Market Price Variance Risk. Individual shares of a Fund are listed for trading on the Exchange and can be bought and sold in the secondary market at market prices. The market prices of the Funds’ shares will fluctuate in response to changes in their respective NAVs and supply and demand for their shares. Differences between secondary market prices and NAV for a Fund’s shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by the Fund at a particular time. There may, however, be times when the market price and the NAV vary significantly and an investor may pay more than NAV when buying Fund shares on the secondary market, and receive less than

NAV when it sells those ETF shares. The market price of Fund shares includes a “bid-ask spread” charged by the market makers that trade a Fund’s shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that a Fund’s shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of the Fund’s shares is falling fastest, which may be the time that investors most want to sell the Fund’s shares. However, given that a Fund’s shares can be purchased and redeemed in Creation Units at NAV, and a Fund’s portfolio holdings are fully disclosed on a daily basis, the Advisor believes that large discounts or premiums to the NAV of a Fund’s shares should not be sustained. A disruption in creations and redemptions, however, may cause the market price of a Fund’s shares to deviate significantly from the Fund’s NAV. In addition, a Fund’s investment results are measured based upon the daily NAV of the Fund. Accordingly, investors purchasing and selling a Fund’s shares in the secondary market may not experience investment results consistent with those purchasing from and redeeming Creation Units with the Fund directly.

Mid/Small-Cap Stock Risk. To the extent that a Fund invests in small-cap and mid-cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors make smaller companies more likely to fail than companies with larger market capitalizations.

Sector Risk. When a Fund focuses its investments within a particular Sector, it is subject to increased risk. Performance will generally depend on the performance of the Sector which may differ in direction and degree from that of the overall U.S. stock markets.

In addition, financial, economic, business and political developments affecting the Sector may have a greater effect on a Fund than they would if a Fund did not focus on that Sector.

Treasury Obligations Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

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Underlying Funds Risk. Other investment companies including ETFs (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, the cost of investing in a Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in a Fund.

Before you invest, we encourage you to carefully read the Fund profiles included in this Prospectus and consider whether a Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your investment professional can provide you with valuable assistance in making this decision.

Manager-of-Managers Order

An affiliate of the Advisor has received an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Trust’s Board of Trustees’ approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisers who are not affiliated with the Advisor without obtaining shareholder approval. Shareholders will be notified if and when a new sub-adviser is employed by the Advisor within 90 days of such change.

Additional Investment Risk

Cybersecurity Risk

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the advisor, the sub-advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

PURCHASING AND SELLING FUND SHARES

Purchasing and Selling Fund Shares on the Secondary Market

General. Most investors will buy and sell shares of each Fund in secondary market transactions through their financial institution. Shares of each Fund will be listed for trading in the secondary market on the Exchange. The Exchange is currently open for business each day other than weekends and the following national holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Fund’s shares trade on the Exchange under the following symbols:

Fund                                                    Symbol

US Market Rotation Strategy ETF                     HUSE

EcoLogical Strategy ETF                                     HECO

Shares of each Fund can be bought and sold throughout the trading day at their market price like other publicly traded equity securities. If you purchase shares of a Fund in the secondary market, there is no minimum investment. While shares of each Fund will typically be purchased and sold in the secondary market in “round lots” of 100 shares, your financial institution may permit you

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to purchase or sell shares in smaller “odd-lots” at no per-share price differential. When purchasing or selling Fund shares through your financial institution, you will pay customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offer price in the secondary market.

The market price of Fund shares may be below, at, or above their most recently calculated NAV and can be affected by market forces of supply and demand for the Fund’s shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.

A market information provider shall disseminate the approximate value of a Fund’s investment portfolio every 15 seconds. This approximate value should not be viewed as a “real-time” update of a Fund’s NAV because the approximate value may not be calculated in the same manner as the NAV, which is computed once, generally at the end of the Business Day. This approximate value does not necessarily reflect the precise composition of the current portfolio of securities or other assets held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the approximate value should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/ or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities or other assets held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Approximate values of the Fund’s NAV do not reflect Fund expenses. No Fund is involved in, or responsible for, the calculation or dissemination of the approximate value of its shares and no Fund makes a warranty as to its accuracy.

Purchasing Shares from and Redeeming Shares with a Fund

General. On each Business Day, you may purchase shares directly from each Fund, and you may tender shares for redemption directly to each Fund in a Creation Unit or multiples thereof. Each Creation Unit is currently comprised of 25,000 shares. The number of shares comprising a Creation Unit may change over time. Once “created,” shares of each Fund will generally trade in the secondary market in amounts less than a Creation Unit (see “Shareholder Information – Purchasing and Selling Fund Shares on the Secondary Market”).

To purchase or redeem Creation Units of a Fund, you must be an Authorized Participant or you must purchase or redeem the shares through a financial institution that is an Authorized Participant. The Distributor will provide a list of Authorized Participants upon request.

Each Fund processes orders for the purchase and redemption of Creation Units at the NAV next calculated after an order has been received in proper form by the Distributor.

Except where the purchase or redemption will include cash under certain limited circumstances, investors will be required to purchase Creation Units by making an in-kind deposit of Deposit Instruments, and shareholders redeeming Creation Units will receive an in-kind transfer of Redemption Instruments. On any given Business Day, the name and quantities of the instruments that constitute a Fund’s Deposit Instruments and the names and quantities of the instruments that constitute the Fund’s Redemption Instruments will be identical, and these instruments are referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” Generally, on a Business Day, a Fund’s Creation Basket will correspond pro rata to the positions in the Fund’s portfolio that will be used to calculate the Fund’s NAV on that Business Day. If there is a difference between the net asset value attributable to a Creation Unit and the aggregate market value of the Creation Basket exchanged for the Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference.

A Fund generally does not offer or sell its shares outside of the U.S. Also, each Fund reserves the right to reject any purchase request at any time, for any reason, and without notice.

Additional information regarding the purchase and redemption of a Fund’s Creation Units may be found in the “Purchase and Redemption of Creation Units” section of the SAI.

Continuous Offering. Because new shares may be created and issued on an ongoing basis during the life of a Fund, a “distribution,” as such term is used in the Securities Act of 1933 (“1933 Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as compared to ordinary secondary market transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the record owner or registered owner of all outstanding shares of each Fund and is recognized as the owner of all such shares. Your beneficial interest in the shares of each Fund will be reflected on the records of the DTC or its participants. Participants in the DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with the DTC. As a beneficial owner of shares of a Fund, you are not entitled to receive physical delivery of stock certificates or to have shares of any Fund registered in your name, and you are not considered a registered owner of those shares. Therefore, to exercise any right as an owner of Fund shares, you must rely on the procedures of the DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form through your financial institution.

Purchase of Shares by Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), restricts investments by registered investment companies and by other companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order applicable to the Advisor, the Distributor, and each Fund, including that such investment companies enter into a written agreement with the Fund. Registered investment companies that desire to rely on the exemptive relief from Rule 12(d)(1) obtained by the Advisor, the Distributor, and Strategy Shares (“Trust”) on behalf of each Fund should contact the Trust to obtain the required written agreement.

Calculation of Net Asset Value

Each Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. Since each Fund may invest a portion of its investment portfolio in foreign securities that trade on weekends or other days that the Fund does not price it shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem Creation Units.

In computing the NAV for each Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available, except short-term investments with remaining maturities of 60 days or less which are valued at amortized cost. Pursuant to Board-approved policies, each Fund relies on certain security pricing services to provide current market value of securities.

Securities for which market quotations are not readily available are valued at their “fair value” pursuant to Board-approved procedures. Market quotations may not be readily available if: (1) a portfolio security is not traded in a public market or the principal market in which the security trades are closed: (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; or (4) the value of a portfolio security has been materially affected by events occurring after the close of the market on which the security is principally traded, or (5) the Advisor determines that the quotation or price for a portfolio security provided by an independent pricing source is inaccurate. The securities of smaller companies in which each Fund may invest may be susceptible to fair valuation since these securities may be thinly traded and less liquid that their larger counterparts. Similarly, a Fund’s investments in foreign securities, if any, are more likely to require a fair value determination because, among other things, events may occur between the closure of the foreign market and the time that the Fund calculates its NAV that affect the reported market value of these securities.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

Frequent Purchases and Sales of Fund Shares

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund shares. Frequent purchases and sales of a Fund’s shares in the secondary market are not expected to subject the Fund to the harmful effects of market timing and excessive trading such as dilution, the disruption of portfolio management, an increase in portfolio trading costs, and/or the realization of capital gains since these transactions do not involve the Fund directly. It is not anticipated that these effects will

21

materialize as a result of the issuance and redemption of Creation Units by a Fund since these transactions will generally be processed on an in-kind basis (that is for a basket of portfolio securities and not for cash). Transaction fees will be imposed on purchases and redemptions of Creation Units to offset custodial and other costs to a Fund incurred in processing the transactions in-kind. To the extent that a Fund permits the purchase or redemption of Creation Units in part or wholly in cash, higher transaction fees will be imposed to offset the applicable Fund’s increased trading costs to purchase or redeem portfolio securities in connection these transactions.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI.

DISTRIBUTION OF THE FUNDS

Each Fund has adopted but has yet to implement a Rule 12b-1 Distribution Plan (“Plan”), pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and their affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund shares or related services. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Fund shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Fund shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by any Fund to a financial intermediary under the Plan, if implemented. Ask your financial intermediary for information about any payments it receives from the Advisor, their affiliates, or the Funds and any services the financial intermediary provides to the Funds. The SAI contains additional information on the types of additional payments that may be paid.

MANAGEMENT OF THE FUNDS

Investment Advisor

Rational Advisors, Inc., a wholly owned subsidiary of Rational Capital LLC, has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors, LLC (“Catalyst”) and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “Fund Complex”. Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743. The Advisor and its affiliates provide the Funds with advisory, management and legal administrative support services. A discussion of the Trustees’ review of the investment advisory agreements with the Trust is available in the Funds’ Annual Report for the period ended April 30, 2016.

Each Fund pays the Advisor management fees as a percentage of average daily net assets (“ADNA”) for its services as investment advisor as follows:

Fund Annual Rate

US Market Rotation Strategy ETF 0.60%

EcoLogical Strategy ETF 0.60%

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The Advisor has contractually agreed to reduce its fees and/or reimburse each Fund’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement of each Fund to 0.95% of that Fund’s average annual daily net assets until August 31, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of waiver and the expense limits in effect at the time of recapture.

For the fiscal year ended April 30, 2017, the Advisor received a management fee after waivers equal to 0% of each Fund’s average daily net assets.

Sub-Advisor to the US Market Rotation Strategy Fund

The US Market Rotation Strategy Fund’s sub-advisor is Tuttle Tactical Management, LLC (“Tuttle”) pursuant to a Sub-Advisory Agreement between the Advisor and Sub-Advisor. The Sub-Advisor is located at 155 Lockwood Road, Riverside, CT 06878. The Sub-Advisor is an investment advisor under the Investment Advisers Act of 1940. The Sub-Advisor offers sub-advisory investment management services to exchange traded funds and to investment advisers, financial planning firms, broker-dealers, banks and other financial institutions (the “primary adviser”) that maintain on-going relationships with client.

Under the supervision of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 65% of the net management fees that the Advisor receives from the Fund.

A discussion regarding the basis of the Trustees’ approval of the Sub-Advisory agreement between the Advisor and Tuttle is available in the Funds’ Annual Report for the period ended April 30, 2017.

Portfolio Managers

US Market Rotation Strategy Fund

Matthew B. Tuttle, CFP is primarily responsible for the day-to-day management of the Fund.

Mr. Tuttle has served as the portfolio manager of the Fund since 2016. He is the Chief Executive Officer and Chief Investment Officer of the Sub-Advisor (since September 2012) and the Chief Executive Officer and Chief Investment Officer of Tuttle Wealth Management, LLC (since July 2005). Mr. Tuttle received his BA in Economics from Clark University and a MBA in Finance from Boston University. The SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Fund.

EcoLogical Strategy ETF

David Miller is primarily responsible for the day-to-day management of the EcoLogical Strategy ETF.

David Miller has served as the Portfolio Manager of the Fund since 2016. He is a senior portfolio manager of the Advisor and Catalyst and co-founder of Catalyst and Rational Capital LLC. Mr. Miller is also responsible for the day-to-day management of several funds managed by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

The SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Funds.

DIVIDENDS AND DISTRIBUTIONS

Distributions. Neither Fund offers a dividend reinvestment service to facilitate the reinvestment of distributions into additional Fund shares. Each Fund declares and pays dividends on investment income, if any, at least annually. Each Fund also makes distributions of net capital gains, if any, at least annually. Dividends and capital gains distributions will be paid in cash.

Dividend Reinvestment Services. If you hold Fund shares through a broker that offers a dividend reinvestment service, you may elect to reinvest dividends and capital gains distributed by a Fund in additional shares of that Fund. Contact your broker to

23

determine whether a reinvestment service is available and to discuss any related charges associated with the use of the reinvestment service.

As with all ETFs, reinvestment of dividend and capital gains distributions in additional shares of a Fund will occur four Business Days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of a Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the applicable Fund and therefore will not share in the Fund’s income, gains, and losses. A shareholder will have an adjusted basis in the additional shares of the Fund acquired through a reinvest service equal to the amount of the reinvested distribution and the holding for the new shares shall commence on the day after such shares are credited to the shareholder’s account.

TAX CONSEQUENCES

There are many important tax consequences associated with investment in the Funds offered by this Prospectus. The following is a brief summary of certain federal income tax consequences relating to an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local tax on a Fund’s distributions and the sale of Fund shares. Consult your personal tax adviser about the potential tax consequences of your investment in a Fund under all applicable tax laws. For more information, please see the SAI section “Taxes.”

Taxation of Distributions. Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to qualify as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. If a Fund qualifies as a RIC, and satisfies certain distribution requirements, it will not be required to pay U.S. federal income taxes on income and gains it distributes to its shareholders.

Each Fund intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Generally, distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to shareholders in the previous year.

Generally, you are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. If you hold Fund shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account.

Distributions paid out of a Fund’s income and net short-term gains, if any, are taxable as ordinary income or qualified dividend income. Distributions representing long-term capital gains, if any, will be taxable to you as long-term capital gains no matter how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price paid).

Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income”. Net investment income includes any ordinary dividends and capital gain distributions from the Fund as well as any capital gains recognized on the sale or exchange of Fund shares.

Distributions of investment income designated by a Fund as derived from “qualified dividend income” (income from taxable domestic corporations and certain qualified corporations) will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gain distributions paid to certain high income taxpayers are subject to a regular tax rate of 20%. High income taxpayers, for this purpose, are defined as individuals and married couples filing jointly whose taxable income exceeds $400,000 and $450,000, respectively, per year.

Foreign Securities. A Fund may be subject to foreign withholding taxes on income it earns from investing in foreign securities which may reduce the return on such investments.

Backup Withholding. If you fail to furnish the Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions and redemptions. You are urged to read the additional information concerning withholding provided in the SAI.

Non-U.S. Investors. If you are not a citizen or permanent resident of the U.S., a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or such income is effectively connected with a U.S. trade or business. Each Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that

24

certain other requirements are met. Each Fund may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

Taxes on Exchange-Listed Sales and Cash Redemptions of Creation Units. You will recognize a taxable gain or loss upon the sale of a Fund’s shares in the secondary market and upon the cash redemption of a Fund’s Creation Unit. Currently, any capital gain or loss realized from the sale of a Fund’s shares for cash will generally be treated as long-term capital gain or loss if those shares have been held for more than one year and as short-term capital gain or loss if those shares have been held for one year or less. Any capital loss arising from the sale or disposition of a Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received with respect to the shares. All or a portion of any loss recognized upon the disposition of a Fund’s shares may be disallowed under “wash sale” rules if other shares of the Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the shares that you acquired.

Taxes on In-Kind Purchases and Redemptions of Creation Units. An Authorized Participant who exchanges securities or securities and cash for a Creation Unit will generally recognize a gain or loss equal to the difference between the market value of the Creation Unit at the time and the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for the Creation Unit. An Authorized Participant who exchanges a Creation Unit for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit and the aggregate market value of the securities and cash received for the Creation Unit. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for a Creation Unit cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible. Under current federal tax laws, any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units of a Fund you purchased and sold and at what price.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Funds’ financial statements which have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report for the fiscal year ended April 30, 2017, which is available upon request. The Funds’ Financial Statements for the fiscal years ended April 30, 2015 and April 30, 2014, and for the fiscal period from July 18, 2012 through April 30, 2013 were audited by another independent registered public accounting firm.

			Net realized			Distributions from
			and unrealized	Total from	Distributions from	net realized gains
	Net Asset Value,	Net investment	gains (losses)	investment	net investment	from investment
	beginning of period	income (loss)	on investments	activities	income	transactions
US Market Rotation Strategy ETF
Year Ended April 30, 2017	$37.17	0.11	4.42	4.53	(0.20)	(3.68)
Year Ended April 30, 2016	$37.96	0.29	(0.09)(a)	0.20	(0.42)	(0.57)
Year Ended April 30, 2015	$35.16	0.25	4.41	4.66	(0.24)	(1.62)
Year Ended April 30, 2014	$29.63	0.18	5.80	5.98	(0.19)	(0.26)
July 23, 2012(g) through April 30, 2013	$25.00	0.17	4.59	4.76	(0.13)	—

EcoLogical Strategy ETF
Year Ended April 30, 2017	$35.11	0.43	6.44	6.87	(0.36)	(3.31)
Year Ended April 30, 2016	$37.15	0.09	(0.62)	(0.53)	(0.04)	(1.47)
Year Ended April 30, 2015	$34.75	0.10	2.77	2.87	(0.08)	(0.39)
Year Ended April 30, 2014	$29.42	0.06	5.62	5.68	(0.07)	(0.28)
June 18, 2012(g) through April 30, 2013	$25.00	0.13	4.42	4.55	(0.13)	—

(a)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)	Not annualized for periods less than one year.

(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period,

reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value.

Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	Annualized for periods less than one year.

(f)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(g)	Commencement of operations.

(h)

Effective June 1, 2016, Tuttle Tactical Management, LLC became the investment Subadviser to the US Market Rotation Strategy ETF.

Costs of purchases and proceeds from sales of portfolio securities associated with the change in Subadviser contributed to a higher portfolio turnover rate for the period ended April 30, 2017 as compared to prior years.

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						Ratio of
				Ratio of	Ratio of Gross	Net Investment
				Net Expenses	Expenses	Income (Loss)	Net Assets at
Total	Net Asset Value,	Total	Total return	to Average	to Average	to Average	end of period	Portfolio
distributions	end of period	return(b)(c)	at market(b)(d)	Net Assets(e)	Net Assets(e)(f)	Net Assets(e)	(000’s)	turnover(b)

(3.88)	$37.82	12.61%	11.45%	0.95%	2.61%	0.51%	$14,184	2,875%(h)
(0.99)	$37.17	0.47%	0.76%	0.95%	3.83%	0.80%	$4,646	85%
(1.86)	$37.96	13.26%	14.68%	0.95%	2.86%	0.51%	$5,693	16%
(0.45)	$35.16	20.19%	18.79%	0.95%	2.26%	0.53%	$12,307	39%
(0.13)	$29.63	19.11%	19.19%	0.95%	4.42%	0.82%	$11,113	13%

(3.67)	$38.31	20.12%	21.04%	0.95%	2.87%	1 18%	$7,661	70%
(1.51)	$35.11	-1.55%	-3.17%	0.95%	3.57%	0.22%	$6,144	107%
(0.47)	$37.15	8.26%	10.19%	0.95%	2.79%	0.19%	$8,358	54%
(0.35)	$34.75	19.31%	17.61%	0.95%	2.08%	0.21%	$17,512	10%
(0.13)	$29.42	18.27%	18.47%	0.95%	4.21%	0.63%	$9,679	16%

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PRIVACY NOTICE

Strategy Shares

Rev. July 2017

FACTS	WHAT DOES STRATEGY SHARES DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and income

• Account balances and transaction history

• Information about your investment goals and risk tolerances
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Strategy Shares chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Strategy Shares share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-855-477-3837

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PRIVACY NOTICE

Strategy Shares

What we do:
How does Strategy Shares protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Strategy Shares collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Strategy Shares does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Strategy Shares doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Strategy Shares doesn’t jointly market.

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PREMIUM/DISCOUNT INFORMATION

Information regarding how often the shares of each Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters, when available, will be found at www.strategysharesetfs.com.

More information about the Funds is available free,

upon request, including the following:

Annual and Semi-Annual Reports

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders upon issuance. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

Rational Advisors, Inc. is the Advisor to the Funds.

Foreside Fund Services, LLC is the Distributor.

To obtain the SAI, Annual Report, Semi-Annual

Report and other information without charge, and to

make inquiries:

Call

(855) 4SS-ETFS or (855) 477-3837

Write

Strategy Shares, 36 North New York Avenue, Huntington, NY 11743

Log on the Internet

You may also access Fund information, including copies of the most current SAI and annual and semi-annual reports, at www.strategysharesetfs.com from the EDGAR Database on the SEC’s website at www.sec.gov. The SEC’s web site contains text-only versions of documents relating to Strategy Shares.

Contact the SEC

Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act of 1940 No. 811-22497

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